UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: (Date of earliest event reported): April 17, 2006 (April 17, 2006)
INX Inc.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-31949 (Commission file number)	76-0515249 (I.R.S. Employer Identification No.)
6401 Southwest Freeway
Houston, Texas 77074
(Address of Registrant’s principal executive offices)
(713) 795-2000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.  Notice of Transfer of Listing.
     On April 17, 2006 INX Inc. (the “Registrant”) announced that its Board of Directors has approved the decision to cause the listing of its common stock and warrants to be withdrawn from the American Stock Exchange and to list its common stock and warrants on The Nasdaq Capital Market. A copy of the press release, dated April 17, 2006, is filed as Exhibit 99.1 to this Form 8-K.
Item 9.01.  Financial Statements and Exhibits
(d)    Exhibits

Exhibit Number	Description

99.1	Press Release, dated April 17, 2006
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 17, 2006	INX INC.
	By:	/s/ Brian Fontana
Brian Fontana
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated April 17, 2006